SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                  _________________


                                       FORM T-2

                       STATEMENT OF ELIGIBILITY UNDER THE TRUST
                        INDENTURE ACT OF 1939 OF AN INDIVIDUAL
                             DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                  TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                  _________________

                                   W.T. CUNNINGHAM
                                  (Name of Trustee)

                                     ###-##-####
                               (Social Security Number)


                101 Barclay Street
                 New York, New York                             10286
          (Business Address, Street, City, State)           (Zip Code)

                                  _________________

                            MINNESOTA POWER & LIGHT COMPANY
                 (Exact name of obligor as specified in its charter)


                       Minnesota                             41-0418150
             (State or other jurisdiction                  (I.R.S. Employer
          of incorporation or organization)                 Identification No.)

                 30 West Superior Street
                    Duluth, Minnesota                           55802
         (Address of principal executive offices)             (Zip code)

                                  _________________

                                FIRST MORTGAGE BONDS*
                         (Title of the indenture securities)


     ------------------

                      *Specific title(s) to be determined in connection with sale(s) of First Mortgage Bonds.

     ITEM 1.    AFFILIATIONS WITH OBLIGOR.

                    If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None.*

     ITEM 16.   LIST OF EXHIBITS.

                    List below all exhibits filed as a part of this statement of eligibility

                    None.




                                      SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939, I, W.T. Cunningham, have signed this statement of eligibility in The City of New York and State of New York, on the 24th day of January, 1997.




                                                By:  /s/  W.T. CUNNINGHAM
                                                     ----------------------
                                                     W.T. Cunningham



     --------------------
          *Pursuant to General Instruction B, the Trustee has responded only to Items 1 and 11 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.